                                                                    EXHIBIT 10.1



                             NINETEENTH AMENDMENT TO
                           SIXTH AMENDED AND RESTATED
                        LIMITED PARTNERSHIP AGREEMENT OF
                             FIRST INDUSTRIAL, L.P.

         As of June 26, 2002, the undersigned, being the sole general partner of First Industrial, L.P. (the "PARTNERSHIP"), a limited partnership formed under the Delaware Revised Uniform Limited Partnership Act and pursuant to the terms of that certain Sixth Amended and Restated Limited Partnership Agreement, dated March 18, 1998 (as amended by the first amendment thereto dated April 1, 1998, the second amendment thereto dated April 3, 1998, the third amendment thereto dated April 16, 1998, the fourth amendment thereto dated May 20, 1998, the fifth amendment thereto dated July 16, 1998, the sixth amendment thereto dated August 31, 1998, the seventh amendment thereto dated October 21, 1998, the eighth amendment thereto dated October 30, 1998, the ninth amendment thereto dated November 5, 1998, the tenth amendment thereto dated January 28, 2000, the eleventh amendment thereto dated January 28, 2000, the twelfth amendment thereto dated June 27, 2000, the thirteenth amendment thereto dated September 1, 2000, the fourteenth amendment thereto dated October 13, 2000, the fifteenth amendment thereto dated October 13, 2000, the sixteenth amendment thereto dated October 27, 2000, and the seventeenth amendment thereto dated January 25, 2001 and the eighteenth amendment thereto dated February 13, 2001) (as amended, the "PARTNERSHIP AGREEMENT"), does hereby amend the Partnership Agreement as follows:

         Capitalized terms used but not defined in this Nineteenth Amendment shall have the same meanings that are ascribed to them in the Partnership Agreement.

         1. ADDITIONAL LIMITED PARTNERS. The Person identified on SCHEDULE 1 hereto is hereby admitted to the Partnership as a Substituted Limited Partner or Additional Limited Partner, as the case may be, owning the number of Units and having made the Capital Contributions set forth on such SCHEDULE 1. Such person hereby adopts the Partnership Agreement. The undersigned acknowledges that the Person identified on SCHEDULE 1 hereto, if a Substituted Limited Partner, has received its Partnership Interests from various Additional Limited Partners, and the undersigned hereby consents to such transfers.

         2. SCHEDULE OF PARTNERS. EXHIBIT 1B to the Partnership Agreement is hereby deleted in its entirety and replaced by EXHIBIT 1B hereto which identifies the Partners following consummation of the transactions referred to in Section 1 hereof.

         3. PROTECTED AMOUNTS. In connection with the transactions consummated pursuant to that certain Contribution Agreement (the "CONTRIBUTION AGREEMENT"), dated as of June 26, 2002, by and between the Partnership and First & Broadway Limited Partnership, a Missouri Partnership, certain Protected Amounts are being established for the Additional Limited Partner, if any, admitted pursuant to this Nineteenth Amendment, which Protected Amounts are reflected on EXHIBIT 1D attached hereto and shall be incorporated as part of EXHIBIT 1D of the Partnership Agreement.

         4. RATIFICATION. Except as expressly modified by this Nineteenth Amendment, all of the provisions of the Partnership Agreement are affirmed and ratified and remain in full force and effect.



                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK;

                       SIGNATURE PAGE IMMEDIATELY FOLLOWS]

         IN WITNESS WHEREOF, the undersigned has executed this Nineteenth Amendment as of the date first written above.

                                 FIRST INDUSTRIAL REALTY TRUST, INC.,
                                 as sole general partner of the Partnership

                                 By:  /s/ James Carpenter
                                     ------------------------------------------
                                      Name:    James Carpenter
                                      Title:   Executive Director - Investments

                                   EXHIBIT 1B
                              SCHEDULE OF PARTNERS


             GENERAL PARTNER                                                        NUMBER OF UNITS
             ---------------                                                        ---------------
             First Industrial Realty Trust, Inc.                                         30,892,739

             LIMITED PARTNERS                                                       NUMBER OF UNITS
             ----------------                                                       ---------------
             Kerry Acker                                                                        154
             Sanders H. Acker                                                                   307
             Charles T. Andrews                                                                 754
             Daniel R.  Andrew,  TR of the Daniel R.
             Andrew Trust UA 12/29/92                                                       137,489
             The Arel Company                                                                   307
             Arnold Y. Aronoff                                                                7,955
             Daniel J. Aronoff                                                                2,809
             Lynn E. Aronoff                                                                  2,690
             William J. Atkins                                                               22,381
             E. Donald Bafford                                                                3,374
             William Baloh                                                                    8,731
             Edward N. Barad                                                                  1,141
             Thomas K. Barad & Jill E. Barad Co-Trustees                                      2,283
             of the Thomas K. Barad & Jill E. Barad Trust
             Dated 10/18/89
             Enid Barden Trustee of the Enid Barden Trust
             dated June 28, 1995                                                             56,082
             Enid Barden Trust of June 28, 1996                                              23,088
             Emil Billich                                                                        77
             Don N. Blurton & Patricia H. Blurton                                               598
             Trustees U/A dated 4/11/96 Blurton 1996
             Revocable Family Trust
             Harriett Bonn, Trustee U/A dated 3/5/97 FBO                                     24,804
             The Harriet Bonn Revocable Living Trust
             Michael W. Brennan                                                               3,806
             Helen Brown                                                                        307
             Henry D. Bullock & Terri D. Bullock &                                            3,870
             Shawn Stevenson TR of the Bullock
             Childrens Education Trust UA 12/20/94, FBO
             Benjamin Dure Bullock
             Henry D. Bullock & Terri D. Bullock &                                            3,870
             Shawn  Stevenson TR of the Bullock
             Childrens Education Trust UA 12/20/94, FBO
             Christine Laurel Bullock

             LIMITED PARTNERS                                                       NUMBER OF UNITS
             ----------------                                                       ---------------
             Henry D. Bullock & Terri D. Bullock TR of the Henry D. &                         1,836
             Terri D. Bullock Trust UA 8/28/92
             Edward Burger                                                                    9,261
             Barbara Lee O'Brien Burke                                                          666
             Ernestine Burstyn                                                                5,007
             Calamer Inc.                                                                     1,233
             Perry C. Caplan                                                                  1,388
             Carew Corporation                                                               13,650
             The Carthage Partners LLC                                                       34,939
             Magdalena G. Castleman                                                             307
             Cliffwood Development Company                                                   64,823
             Collins Family Trust dated 5/6/69                                              100,000
             Kelly Collins                                                                   11,116
             Michael Collins                                                                 17,369
             Charles S. Cook and Shelby H. Cook, tenants in the                                 634
             entirety
             Caroline Atkins Coutret                                                          7,327
             David Cleborne Crow                                                              5,159
             Gretchen Smith Crow                                                              2,602
             Michael G. Damone, trustee of the Michael G. Damone                            144,296
             Trust UA 11/4/69
             John E. De B. Blockey Trustee of The John E. De B.                               8,653
             Blockey Revocable Trust
             Robert L. Denton                                                                 6,286
             Henry E. Dietz Trust U/A 01/16/81                                               36,476
             Steven Dizio and Helen Dizio, joint tenants                                     12,358
             W Allen Doane Trust U/A 05/31/91                                                 4,416
             Timothy Donohue                                                                    100
             Darwin B. Dosch                                                                  1,388
             Charles F. Downs                                                                 1,508
             Greg and Christina Downs, joint tenants                                            474
             Gregory Downs                                                                       48
             Draizin Family Partnership, LP                                                 357,896
             Joseph S. Dresner                                                              149,531
             Milton H. Dresner Trustee of the Milton Dresner                                149,531
             Revocable Trust U/A 10/22/76
             J. O'Neil Duffy, Jr.                                                               513
             Martin Eglow                                                                       330
             Rand H. Falbaum                                                                 17,022
             Patricia O'Brien Ferrell                                                           666
             Rowena Finke                                                                       154
             First & Broadway Limited Partnership                                            18,203
             Fourbur Family Co., L.P.                                                       588,273
             Fred Trust dated 6/16/77                                                           653

             LIMITED PARTNERS                                                       NUMBER OF UNITS
             ----------------                                                       ---------------
             Aimee Freyer-Valls                                                              10,000
             Lee Karen Freyer Lifetime Trust dated 11/1/65                                    2,384
             David Fried                                                                      1,326
             Ester Fried                                                                      3,177
             Jack Friedman Trustee of The Jack Friedman Revocable                            26,005
             Living Trust U/A 3/23/78
             Robert L. Friedman                                                              28,500
             Nancy Gabel                                                                         14
             J. Peter Gaffney                                                                   727
             Gerlach Family Trust dated 6/28/85                                                 874
             Martin Goodstein                                                                   922
             Dennis G. Goodwin and Jeannie L. Goodwin, tenants in the                         6,166
             entirety
             Jeffrey L. Greenberg                                                               330
             Stanley Greenberg and Florence Greenberg, joint tenants                            307
             Thelma C. Gretzinger Trust                                                         450
             Stanley Gruber                                                                  30,032
             Melissa C. Gudim                                                                24,028
             Timothy Gudim                                                                    5,298
             H/Airport GP Inc.                                                                1,433
             H L Investors LLC                                                                4,000
             H P Family Group LLC                                                           103,734
             Vivian Hack Trustee U/A Dated 12/26/97 FBO The Vivian M.                        22,522
             Hack Living Trust
             Clay Hamlin & Lynn Hamlin, joint tenants                                        15,159
             Lee O'Brien Trustee of The Martha J. Harbinson                                     666
             Testamentary Trust FBO Christopher C. O'Brien
             Turner Harshaw                                                                   1,132
             Frank Harvey                                                                     2,501
             Cathleen Hession                                                                 3,137
             Edwin Hession and Cathleen Hession, joint tenants                                7,979
             Highland Associates Limited Partnership                                         69,039
             Andrew Holder                                                                       97
             Ruth Holder                                                                      2,612
             Robert W. Holman Jr.                                                           150,213
             Holman/Shidler Investment Corporation                                           22,079
             Howard Trust dated 4/30/79, Howard F. Sklar trustee                                653
             Steven B. Hoyt                                                                 175,000
             Jerry Hymowitz                                                                     307
             Karen L. Hymowitz                                                                  154

             LIMITED PARTNERS                                                       NUMBER OF UNITS
             ----------------                                                       ---------------
             Seymour Israel                                                                  15,016
             Frederick K. Ito & June Y Ito Trustees U-A Dated 9/9/98                          1,940
             FBO The June Y I Ito Trust
             Frederick K. Ito Trustee U-A Dated 9/9/98 FBO The                                1,940
             Frederick K. Ito Trust
             J P Trusts LLC                                                                  35,957
             Jacob Family Trust                                                              20,260
             Michael W. Jenkins                                                                 460
             Jernie Holdings Corp.                                                          180,499
             L. Chris Johnson                                                                 3,196
             Johnson Living Trust dated 2/18/83, H. Stanton and Carol                         1,078
             A. Johnson, trustees
             Thomas Johnson Jr. and Sandra L. Johnson, tenants in the                         2,142
             entirety
             Martha A. O'Brien Jones                                                            665
             Charles Mark Jordan                                                                 57
             KEP LLC, a Michigan Limited Liability Company                                   98,626
             Nourhan Kailian                                                                  2,183
             H L Kaltenbacher P P Kaltenbacher & J K Carr, as                                 1,440
             trustees of Joseph C. Kaltenbacher Credit Shelter Trust
             Sarsh Katz                                                                         307
             Carol F. Kaufman                                                                   166
             Charles Kendall Jr. Rollover IRA Dated 1/21/93 Custodian                           656
             Paine Webber
             Peter Kepic                                                                      9,261
             Jack Kindler                                                                     1,440
             Kirshner Family Trust #1 Dated 4/8/76 Bertron & Barbara                         29,558
             Kirshner Trustees
             Kirshner Trust #4 FBO Todd Kirshner Dated 12/30/76                              20,258
             Bertron Kirshner Trustee
             Arthur Kligman                                                                     307
             James Kozen Trustee U-A DTD 02/24/86 F-B-O James I.                             33,031
             Kozen Family Trust
             Joan R. Kreiger Trustee of The Joan R. Kreiger Revocable                        15,184
             Trust
             William L. Kreiger, Jr.                                                          3,374
             Babette Kulka                                                                      330
             Jack H. Kulka                                                                      330
             L P Family Group LLC                                                           102,249
             Lambert Investment Corporation                                                  13,606
             Paul T. Lambert                                                                 39,816
             Chester A. Latcham & Co.                                                         1,793
             Constance Lazarus                                                              417,961

             LIMITED PARTNERS                                                       NUMBER OF UNITS
             ----------------                                                       ---------------
             Jerome Lazarus                                                                  18,653
             Princeton South at Lawrenceville LLC                                             4,692
             Susan Lebow                                                                        740
             Arron Leifer                                                                     4,801
             Duane Lund                                                                         617
             Barbara Lusen                                                                      307
             Richard McClintock                                                                 623
             McElroy Management Inc.                                                          5,478
             William J. Mallen Trust dated 4/29/94 William J. Mallen                          8,016
             Trustee
             Stephen Mann                                                                        17
             Manor Properties                                                               143,408
             R. Craig Martin                                                                    754
             J. Stanley Mattison                                                                 79
             Henry E. Mawicke                                                                   636
             Eileen Millar                                                                    3,072
             Linda Miller                                                                     2,000
             The Milton Dresner Revocable Trust UA October 22, 1976                         149,531
             Lila Atkins Mulkey                                                               7,327
             Peter Murphy                                                                    56,184
             Anthony Muscatello                                                              81,654
             James Muslow, Jr.                                                                2,411
             Joseph Musti                                                                     1,508
             Dean A. Nachigall                                                               10,076
             Kris Nielsen                                                                       178
             New Land Associates Limited Partnership                                          1,664
             North Star Associates Limited Partnership                                       19,333
             Catherine A. O'Brien                                                               832
             Catherine O'Brien Sturgis                                                          666
             Martha E. O'Brien                                                                  832
             Patricia A. O'Brien                                                              9,387
             George F. Obrecht                                                                5,289
             Paul F. Obrecht                                                                  4,455
             Richard F. Obrecht                                                               5,289
             Thomas F. Obrecht                                                                5,289
             Peter O'Connor                                                                  56,844
             Steve Ohren                                                                     33,366
             P & D Partners LP                                                                1,440
             Partridge Road Associates Limited Partnership                                    2,751
             Sybil T. Patten                                                                  1,816
             Peegee LP                                                                        4,817
             Lawrence Peters                                                                    960
             Betty S. Phillips                                                                3,912

             LIMITED PARTNERS                                                       NUMBER OF UNITS
             ----------------                                                       ---------------
             Jeffrey Pion                                                                     2,879
             Pipkin Family Trust dated 10/6/89                                                3,140
             Peter M. Polow                                                                     557
             Francis Pomar                                                                    8,338
             Keith J. Pomeroy Revocable Trust Agreement, dated                              104,954
             December 13, 1976, as amended and restated on June 28,
             1995
             Princeton South at Lawrenceville One                                             4,426
             Abraham Punia Individually and to the Admission of                                 307
             Abraham Punia
             RBZ LLC, a Michigan limited liability company                                      155
             R E A Associates                                                                 8,908
             Marilyn Rangel IRA dated 2/5/86                                                    969
             Richard Rapp                                                                        23
             Jack F. Ream                                                                     1,071
             Seymour D. Reich                                                                   154
             James C. Reynolds                                                               40,284
             Andre G. Richard                                                                 1,508
             RJB Ford City Limited Partnership, an Illinois limited                         158,438
             partnership
             RJB II Limited Partnership, an Illinois limited                                 40,788
             partnership
             Edward C. Roberts and Rebecca S. Roberts, tenants in the                         8,308
             entirety
             RP Investments LLC                                                              22,556
             W.F.O. Rosenmiller                                                                 634
             Leslie A. Rubin LTD                                                              4,048
             SPM Industrial LLC                                                               5,262
             SRS Partnership                                                                  2,142
             James Sage                                                                       2,156
             James R. Sage                                                                    3,364
             Kathleen Sage                                                                    3,350
             Wilton Wade Sample                                                               5,449
             Barton Satsky Personal Representative of the Estate of                           2,708
             Henry J. Satsky
             Debbie B. Schneeman                                                                740
             Edward R. Schulak                                                                8,073
             Jane Schulak                                                                     2,690
             Norma A. Schulze                                                                   307
             Sealy & Company, Inc.                                                           37,119
             Sealy Florida, Inc.                                                                675
             Mark P. Sealy                                                                    8,451
             Sealy Professional Drive LLC                                                     2,906
             Sealy Real Estate Services, Inc.                                               148,478

             LIMITED PARTNERS                                                       NUMBER OF UNITS
             ----------------                                                       ---------------
             Sealy Unitholder LLC                                                            31,552
             Scott P. Sealy                                                                  40,902
             Shadeland Associates Limited Partnership                                        42,976
             Sam Shamie, as trustee of Sam Shamie Trust Agreement                           422,340
             dated March 16, 1978, as restated on November 16, 1993
             Frances Shankman Insurance Trust                                                16,540
             Garrett E. Sheehan                                                                 513
             Jay H. Shidler                                                                  68,020
             Jay H. Shidler and Wallette A. Shidler, tenants in the                           1,223
             entirety
             Shidler Equities LP                                                            254,541
             D.W. Sivers Co.                                                                 72,265
             Sivers Investment Partnership                                                  283,500
             Sivers Family Real Property Limited Liability Company                           12,062
             Wendell C. Sivers Marital Trust u/w/d February 20, 1981                         14,020
             Dennis W. Sivers                                                                27,636
             Estate of Albert Sklar                                                           3,912
             Michael B. Slade                                                                 2,829
             Kevin Smith                                                                     13,571
             Steve Smith                                                                        386
             Arnold R. Sollar, executor of the estate of Dorothy                                307
             Sollar
             Spencer and Company                                                                154
             S. Larry Stein,  trustee under  Revocable Trust Agreement                       63,630
             dated 9/22/99 S. Larry Stein Grantor
             Robert Stein, trustee U/A Dated 5/21/96 FBO Robert Stein                        63,630
             Sterling Alsip Trust dated August 1, 1989, Donald W.                               794
             Schaumbuger trustee
             Sterling Family Trust dated 3/27/80                                              3,559
             Jonathan Stott                                                                  80,026
             Victor Strauss                                                                      77
             Mitchell Sussman                                                                   410
             TUT Investments I LLC                                                            5,274
             Donald C. Thompson Trustee U/A Dated 12/31/98 FBO Donald                        39,243
             C. Thompson Revocable Family Trust
             Michael T. Tomasz  Trustee of the Michael T. Tomasz Trust                       36,033
             U/A Dated 02-05-90
             Barry L. Tracey                                                                  2,142
             William S. Tyrrell                                                               2,906

             LIMITED PARTNERS                                                       NUMBER OF UNITS
             ----------------                                                       ---------------
             Burton S. Ury                                                                    9,072
             WSW 1998 Exchange Fund LP                                                       32,000
             Steve Walbridge                                                                    338
             James J. Warfield                                                                  330
             Phyllis M. Warsaw Living Trust, Phyllis M. Warsaw trustee                       16,540
             William B. Wiener, Jr.                                                          41,119
             Patricia Wiener-Shifke                                                          12,944
             Wilson Management Company LLC                                                   35,787
             Elmer H. Wingate, Jr.                                                            1,688
             Ralph G. Woodley, as Trustee under Revocable Trust                              24,319
             Agreement dated September 27, 1989
             Worlds Fair Partners Limited Partnership                                         1,664
             Sam L. Yaker, trustee of The Sam L. Yaker Revocable                             37,870
             Trust Agreement dated February 14, 1984
             Johannson Yap                                                                    1,680
             Richard  H. Zimmerman, trustee of The Richard H.                                43,988
             Zimmerman Living Trust dated October 15, 1990, as amended
             Gerald & Sharon Zuckerman joint tenants                                            615

                                   EXHIBIT 1D

                                PROTECTED AMOUNTS



None.

                                   SCHEDULE 1



                    Additional
                 Limited Partner                            Number of Units             Capital Contribution
                 ---------------                            ---------------             --------------------
                                                                18,203                       $632,539.53
First & Broadway Limited Partnership








                                       13